UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant         ☒

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐     Preliminary Proxy Statement
☐     Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material pursuant to Rule 14a-12

                     MOBILEPRO CORP.

(Name of Registrant as Specified in its Charter)

_________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐     Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

MobilePro Corp
6701Democracy Blvd., Suite 300
Bethesda, MD 20817
(301) 315-9040
(301) 315-9027 (fax)
www.mobileprocorp.com

Geoffrey B. Amend, Esq.
309 S. Laura, Suite 210
Wichita, KS 67211
(316) 265-6885
(316) 269-1021

August 9, 2005

Dear Fellow MobilePro Stockholders:

The accompanying Notice of Annual Stockholders Meeting and Proxy Statement make reference in Jay O. Wright’s enclosed letter to you, the Notice of Meeting and in the Proxy Statement that you can return or revoke your proxy card by mail, by a toll free telephone number listed on your proxy card or by use of the Internet following the instructions on your proxy card. We wish to clarify that the registered stockholders will receive a proxy card that allows for submission or revocation of your proxy only by mail. Brokers are expected to receive separate proxy cards that will allow for proxy voting by mail, by telephone through a toll free number stated on the proxy card and by Internet following the instructions on the proxy card.

Very truly yours, /s/ Geoffrey B. Amend Geoffrey B. Amend Secretary

Mobilepro Corp.
6701 Democracy Blvd.
Suite 300
Bethesda, MD 20817

August 9, 2005

Dear fellow Mobilepro stockholder:

You are cordially invited to attend our 2005 Annual Stockholders Meeting to be held on Friday, August 19, 2005 at 10:00 a.m. local time at the Marriott Bethesda Suites, 6711 Democracy Blvd., Bethesda, Maryland 20817. The doors will open at 9:30 a.m. and the stockholders meeting will start promptly at 10:00 a.m.

The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Stockholders Meeting and Proxy Statement.

If you received your annual meeting materials by mail, the notice of annual meeting, proxy statement, annual report and proxy card from Mobilepro’s Board of Directors are enclosed. If you received your annual meeting materials via e-mail, the e-mail contains voting instructions and links to the proxy statement and annual report on the Internet.

Please use this opportunity to take part in our business by voting on the matters to come before this meeting. Whether or not you plan to attend the meeting, you can cast your vote online (beneficial holders only), even if you did not receive your annual meeting materials electronically. To vote online, follow the instructions for online voting contained within your annual meeting materials. In addition, you may vote by telephone by following the instructions for telephone voting contained within your annual meeting materials. If you received your annual meeting materials by mail and do not wish to vote online or by telephone, please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting. Voting online, by telephone, or by returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

We encourage you to help us save money on printing and mailing costs, by signing up for electronic delivery of Mobilepro stockholder communications. For more information, see the “Electronic Delivery of Mobilepro Stockholder Communications” section of the enclosed proxy statement.

I look forward to meeting you on August 19.

Very truly yours,

By:	/s/ Jay O. Wright
Jay O. Wright
Title President and Chief Executive Officer

Mobilepro Corp.
6701 Democracy Blvd., Suite 300
Bethesda, MD 20817

Notice of
Annual Meeting of Stockholders
To Be Held Friday, August 19, 2005

To our stockholders:

Our 2005 Annual Stockholders Meeting will be held at the Marriott Bethesda Suites, 6711 Democracy Blvd., Bethesda, Maryland 20817, on Friday, August 19, 2005 at 10:00 a.m., local time. The doors will open at 9:30 a.m. and the stockholders meeting will start promptly at 10:00 a.m.

At the meeting you will be asked to consider and vote upon the following matters:

1. The election of five directors to our Board of Directors, each to serve until our 2006 Annual Stockholders Meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. Our Board of Directors intends to present the following nominees for election as directors:

Jack W. Beech            Chris MacFarland      Michael G. O’Neil
Don Sledge              Jay O. Wright

2. The approval of an increase in the number of shares available under our 2001 Equity Performance Plan from 1,000,000 to 30,000,000.

3. To amend the Certificate of Incorporation to increase the authorized number of shares of common stock from 600,000,000 to 1,500,000,000 shares and the authorized number of preferred shares from 5,035,425 to 20,035,425.

4. The ratification of the appointment of Bagell, Josephs & Company, L.L.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2006.

5. The approval to adjourn or postpone the annual meeting until August 31, 2005 to permit further solicitation of proxies in the event that an insufficient number of shares is present in person or by proxy to approve the proposals presented at the Annual Stockholders Meeting.

6. To transact any other business that may properly come before the 2005 Annual Stockholders Meeting or any adjournment or postponement of the meeting.

These items of business are more fully described in the attached proxy statement. Only stockholders of record at the close of business on July 15, 2005 are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Geoffrey B. Amend
Geoffrey B. Amend
Title Secretary

Whether or note you plan to attend the meeting in person, please either cast your vote online, by telephone, or by completing, dating, signing and promptly returning the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

Mobilepro Corp.
6701 Democracy Blvd., Suite 300
Bethesda, MD 20817

Proxy Statement

August 9, 2005

The accompanying proxy is solicited on behalf of the Board of Directors of Mobilepro Corp., a Delaware corporation (referred to herein as “Mobilepro” or the “Company”), for use at the 2005 Annual Stockholders Meeting (the “2005 Annual Meeting”) to be held at the Marriott Bethesda Suites, 6711 Democracy Blvd., Bethesda, Maryland 20817, on Friday, August 19, 2005 at 10:00 a.m., local time. This proxy statement and the accompanying form of proxy card is being mailed to stockholders on or about August 9, 2005. Our annual report for fiscal year 2005 is enclosed with this proxy statement.

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

Voting

Each stockholder is entitled to one vote for each share of Mobilepro common stock (“Common Stock”) with respect to all matters presented at the 2005 Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Record Date

Only stockholders of record at the close of business (5:00 p.m. Eastern Daylight Time) on July 15, 2005 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof. Stockholders of record will be entitled to one vote for each share of Common Stock held. For information regarding holders of more than 5% of the outstanding Common Stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Shares Outstanding

At the close of business on the Record Date, there were 379,978,011 shares of Common Stock outstanding. The closing price of our Common Stock on the Record Date, as reported by the OTC Bulletin Board market was $0.32 per share.

Quorum; Effect of Abstentions and “Broker Non−Votes”

A majority of the shares of Common Stock outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.

If a stockholder does not give a proxy to its broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the election of directors to our Board and the ratification of Bagell, Josephs & Company, L.L.C., as our independent registered public accounting firm. Brokers cannot vote on their customers’ behalf on “non−routine” proposals such as the amendment of our Certificate of Incorporation. These rules apply to us notwithstanding the fact that shares of our Common Stock are traded on the OTC Bulletin Board market. If a broker votes shares that are unvoted by its customers for or against a “routine” proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, even on “routine” matters, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.

Voting Rights; Required Vote

Holders of Mobilepro Common Stock are entitled to one vote for each share held as of the record date. The effect of abstentions (i.e., if you or your broker mark “ABSTAIN” on a proxy card) and broker non−votes on the counting of votes for each proposal is described below. Broker non−votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non−routine” proposals, such as the amendment of our Certificate of Incorporation. For the purpose of determining whether stockholders have approved a matter, abstentions are treated as shares present or represented and voting. Broker non−votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a matter, though they are counted toward the presence of a quorum as discussed above.

The votes required to approve each proposal are as follows:

• Election of Directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Abstentions and broker non−votes are not taken into account in determining the outcome of the election of directors.

• Amendment of Certificate of Incorporation. Approval of the proposal to amend Mobilepro’s Restated Certificate of Incorporation in Proposal No. 3 requires the affirmative vote by holders of at least a majority of shares of Mobilepro Common Stock outstanding on the record date. Abstentions and broker non−votes will have the effect of a vote against this proposal.

• Remaining Proposals. Approval of each of the remaining proposals requires the affirmative vote by holders of at least a majority of the shares of Mobilepro Common Stock who attend the meeting in person, or are represented at the meeting by proxy. Abstentions will have the effect of a vote against each of these proposals, while broker non−votes will not be taken into account in determining the outcome of the vote on these proposals.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mobilepro Corp. to be voted at the Annual Meeting of Stockholders to be held at the Marriott Bethesda Suites, 6711 Democracy Blvd., Bethesda, Maryland 20817 on Friday, August 19, 2005 at 10:00 a.m. local time. The Board of Directors would like to have all stockholders represented at the meeting. Please complete, sign and return your proxy card in the enclosed return envelope, telephone the toll-free number listed on your proxy card, or use the Internet site listed on your proxy card.

The accompanying Notice of Annual Meeting, this Proxy Statement and the proxy card are first being mailed to stockholders on or about August 9, 2005. Mobilepro’s Annual Report on Form 10-KSB for the recently completed fiscal year, which includes the consolidated financial statements of the Company, is also enclosed.

Only holders of record of the Company’s Common Stock at the close of business on the Record Date will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On the Record Date, the Company had 379,978,011 shares of Common Stock issued and outstanding. In the election of directors, and for any other matters to be voted upon at the 2005 Annual Meeting, each issued and outstanding share of Common Stock is entitled to one vote.

You may revoke your proxy at any time before it is voted. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Secretary of the Company at 6701 Democracy Blvd., Suite 300, Bethesda, MD 20817, by executing and delivering a subsequently dated proxy, by voting by telephone or through the Internet on a later date, or by attending the annual meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors with respect to the proposal described herein.

A quorum of stockholders is necessary to take action at the 2005 Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the meeting and will be counted as present for purposes of determining whether a quorum is present. The inspector of elections will treat broker non-votes as present and entitled to vote for purposes of determining whether a quorum is present. “Broker non-votes” refers to a broker or other nominee holding shares for a beneficial owner not voting on a particular proposal because the broker or other nominee does not have discretionary voting power regarding that item and has not received instructions from the beneficial owner.

The expenses of solicitation, including the cost of printing and mailing, will be paid by us. Proxies are being solicited principally by mail, by telephone and by e-mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally, by telephone, by fax or by special letter. The Company may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

Voting of Proxies
Most stockholders have three options for submitting their votes: (1) via the Internet, (2) by telephone or (3) by mail. If you have Internet access, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the proxy card. If you live in the United States or Canada, you may submit your proxy by following the “Vote by Telephone” instructions on the proxy card. If you complete and properly sign each proxy card you receive and return it in the prepaid envelope to us, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a signed and returned proxy card, the shares represented by the proxy will be voted “for” each proposal, including “for” the election to the Board of each of the nominees named on the proxy card, and “for” any other matter that may be properly brought before the meeting. We encourage stockholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs, and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted. If you attend the annual meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast at the annual meeting.

Adjournment of Meeting

If a quorum is not present to transact business at the meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

Expenses of Soliciting Proxies

We will pay the expenses of soliciting proxies for the meeting. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, e-mail or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our Common Stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

Any person signing a proxy card in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. A proxy may be revoked by signing and returning a proxy card with a later date, by delivering a written notice of revocation to Interwest Transfer Company 1981 East Murray-Holladay Road, P. O. Box 17136, Salt Lake City, Utah 84121, that the proxy is revoked or by attending the meeting and voting in person. The mere presence at the meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the shares and that the broker, bank or other nominee is not voting the shares at the meeting. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless such vote is revoked in person at the meeting according to the revocability instructions outlined above.

Electronic Delivery of Mobilepro Stockholder Communications

If you received your 2005 Annual Meeting materials by mail, we encourage you to help us save by money on printing and mailing costs, by signing up to receive your Mobilepro stockholder communications electronically via e−mail. With electronic delivery, you will be notified via e−mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold your Mobilepro shares in your own name through our transfer agent, Interwest Transfer Company, or you are in possession of stock certificates): follow the instructions on the proxy card enclosed with your annual meeting materials to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank or a trustee): visit www.icsdelivery.com to enroll.

We remind you that you may also vote on the proposals contained in this proxy statement through the Internet by signing on to the website identified on the proxy card and following the procedures described in the website. Under Delaware law, an electronic Internet transmission is a valid means of casting your vote. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on the proxy card. The procedures allow you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Mobilepro at (301) 315-9040.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A board of five directors is to be elected at the 2005 Annual Stockholders Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently our directors.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of our stockholders or until his successor has been elected and qualified.

Directors/Nominees

The names of the nominees, their ages as of May 27, 2005 and certain information about them are set forth below:

Name	Age	Principal Occupation	Director Since
Jay O. Wright	35	President, Chief Executive Officer and Chairman of the Board of Directors of Mobilepro Corp.	2004
Jack W. Beech	34	President, DFW Internet Services, Inc. and Director of Mobilepro Corp.	2004
Michael G. O’Neil	62	Private investor	2004
Chris MacFarland	33	Vice President of Operations, Broadsoft, Inc.	2004
Don Sledge	64	Private investor	2005

Jay O. Wright. Jay O. Wright has served as our President and Chief Executive Officer since December 2003 and as a Director since August 2004. From October 2001 to December 2003, Mr. Wright served as President of Bayberry Capital, Inc., a Maryland based financial consulting firm. During that time, he also served from August 2002 and May 2003 as Chief Financial Officer for Technical and Management Services Corporation where he negotiated the sale of that company to Engineered Support Systems, Inc. Between December 1999 and September 2001 Mr. Wright served as Chief Financial Officer of Speedcom Wireless Corporation, a wireless software technology company, where he helped take that company public via a “reverse merger” and subsequently obtain a NASDAQ SmallCap listing. From January 1999 to November 1999, Mr. Wright served as Senior Vice President of FinanceMatrix.com, a Hamilton, Bermuda based company focused on developing a proprietary financial software architecture to provide tax-efficient financing to sub-investment grade companies. Between May 1997 and January 1999 Mr. Wright served as an investment banker with Merrill Lynch. Prior to that he was a mergers and acquisitions attorney with Skadden, Arps, Slate, Meagher and Flom, LLP in New York and Foley & Lardner in Chicago. Mr. Wright received his Bachelor’s degree in Business from Georgetown University (summa cum laude) and a JD degree from the University of Chicago Law School.

Jack W. Beech. Jack W. Beech has served as the President of our subsidiary DFW Internet Services, Inc. since its acquisition by Mobilepro in January 2004 and as a Director since August 2004. Mr. Beech founded DFW Internet Services, Inc. in 1993 and served as its President and Chief Executive Officer until its sale to Mobilepro in January 2004. While serving as President of DFW, Mr. Beech has taught seminars, given presentations at conventions and appeared as a guest lecturer in colleges and events within the state of Texas to discuss his experiences and knowledge of the Internet services industry.

Michael G. O’Neil. Mr. O’Neil has served as a Director of the Company since December 2004.  Mr. O’Neil also serves as the chairman of the Company’s Audit Committee. Until retiring in May 2001, Mr. O’Neil was a director in the Investment Banking Division of the Corporate and Institutional Client Group at Merrill Lynch, Pierce, Fenner & Smith

Incorporated, an investment banking firm, with whom he had been since 1972. Mr. O’Neil currently serves as a board member for Massively Parallel Technologies, Inc., a privately held, software technology company specializing in high-speed computing. Mr. O’Neil also serves on the Board of Directors of Capstead Mortgage Corporation, an NYSE-listed company, where he chairs that firm’s Governance Committee. He received his bachelor’s degree in economics from the University of California at Berkeley and his M.B.A. from the Wharton Graduate School of Business at the University of Pennsylvania. Mr. O’Neil also served in the United States Marine Corps.

Chris MacFarland. Mr. MacFarland has served as a Director of the Company since December 2004.  Chris MacFarland is chairman of the Company’s Nominating and Governance Committee. Mr. MacFarland is Vice President of Operations for BroadSoft, Inc., a Gaithersburg, Maryland company that is a leading software provider of hosted voice and multimedia applications for service providers, a position he has held since July 2004. Prior to joining BroadSoft, Mr. MacFarland was employed by Allegiance Telecom, a leading CLEC based in Dallas, Texas, where he served in a variety of positions between August 1998 and June 2004, most recently as Senior Vice President and Chief Technology Officer. He previously served as director of networks and consulting at Verio.

Don Sledge. Mr. Sledge has served as a Director of the Company since January 2005.  Mr. Sledge also serves as the chairman of the Company’s Compensation Committee. Over the past 10 years, Mr. Sledge has focused on finance and investments. He is currently serving on the Board of Directors and as Chairman of the Compensation Committee of Merriman, Curhan, & Ford (MCF), an Amex-listed broker/dealer. Mr. Sledge has served as a member of the Board of Directors of MCF since September 1999. He also served as Chief Executive Officer of MCF between September 1999 and October 2000, and as Chairman of the Board from September 1999 until May 2001. Mr. Sledge also served as a General Partner of Fremont Communications from October 2000 until September 2003. In addition to serving on the Boards of Mobilepro and MCF, Mr. Sledge sits on the Board of Directors of three privately held companies. Mr. Sledge received both a bachelor’s degree and an M.B.A. from Texas Tech University. He also served in the United States Air Force.

Composition of Board of Directors
Our Board of Directors may consist of seven directors. All of our current directors will stand for re-election at the Annual Meeting, as described in this Proxy Statement. The Board of Directors has elected not to amend our bylaws to reduce the size of our Board and may fill the two existing vacancies by Board resolution.

Board of Directors Meetings and Committees

During fiscal 2005, the Board of Directors met five times, including telephone conference meetings, and acted by unanimous written consent 21 times. No director attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the director served during fiscal 2005.

The Board has three (3) standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The functions of each of these committees and their members are specified below. All committees operate under charters approved by the Board, which are available on our website at www.mobileprocorp.com.

The Board has determined that each director who serves on these committees is “independent” as defined in Nasdaq Rule 4200(a)(15).

The members of the committees are identified in the following table.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Chris MacFarland	X	X	Chair
Michael O’Neil	Chair	X	X
Don Sledge	X	Chair	X

Audit Committee. The Audit Committee is currently comprised of Messrs. O’Neil, MacFarland and Sledge, each of whom meets the independence and other requirements for audit committee members under the rules of The Nasdaq Stock Market. During fiscal 2005, the Audit Committee did not meet. The Board of Directors has determined that Mr. O’Neil is an “audit committee financial expert” as defined by SEC regulations. The Board has also determined that one or more other members of the Audit Committee may also meet the definition of “audit committee financial expert” as defined by SEC regulations. The Audit Committee assists the Board in its oversight of our financial accounting, reporting and controls by meeting with members of management and our independent auditors. The committee has the responsibility to review our annual audited financial statements, and meets with management and the independent auditors at the end of each quarter to review the quarterly financial results. In addition, the committee considers and approves the employment of, and approves the fee arrangements with, independent auditors for audit and other functions. The Audit Committee reviews our accounting policies and internal controls. The Audit Committee has a written charter which was adopted on June 16, 2005. The Audit Committee charter is also available in Exhibit A to this proxy statement.

Compensation Committee. The Compensation Committee is currently comprised of Messrs. Sledge, MacFarland and O’Neil. During fiscal 2005, the Compensation Committee met one time. The Compensation Committee recommends cash-based and stock compensation for executive officers of Mobilepro, administers the Company’s equity performance plan and makes recommendations to the Board regarding such matters. The Compensation Committee has a written charter which was adopted on June 16, 2005. A copy of the Compensation Committee charter is available on our website at www.mobileprocorp.com.

Nominating and Governance Committee. The Nominating and Governance Committee is currently comprised of Messrs. MacFarland, O’Neil and Sledge. During fiscal 2005, the Nominating and Governance Committee did not meet. The Nominating and Governance Committee is entrusted with responsibility for consideration and review of corporate governance matters in addition to its responsibilities for nominating candidates for membership to the Board. The Nominating and Governance Committee has a written charter which was adopted on April 26, 2005. A copy of the Nominating and Governance Committee charter is available on our website at www.mobileprocorp.com.

Independent Directors

Each of our directors other than Mr. Wright and Mr. Beech qualifies as “independent” in accordance with the rules of The Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Communication with the Board

You may contact the Board of Directors by sending an e-mail to Jay Wright at jwright22@closecall.com or by mail to Board of Directors, Mobilepro Corp., 6701 Democracy Blvd., Suite 300, Bethesda, MD 20817.

Director Nomination Process

The Nominating and Governance Committee is responsible for identifying and recommending to the Board of Directors candidates for directorships. The Nominating and Governance Committee considers candidates for Board membership who are recommended by members of the Nominating and Governance Committee, other Board members, members of management and stockholders. Our President and Chief Executive Officer nominated all of the current nominees for the Board of Directors. Once the Nominating and Governance Committee has identified prospective nominees for director, the Lead Director, after discussions with the Chairman of the Board, may extend an invitation to join the Board of Directors. Additionally, nominees may be appointed to the Board of Directors by a majority vote of the independent directors on the Board of Directors. There is no formal procedure by which stockholders may recommend a candidate for the Board of Directors.

As set forth in the Nominating and Governance Committee Charter, the Board of Directors seeks to identify as candidates for director persons of the highest ethical standards and integrity who are willing to act on and be accountable for Board of Director decisions. The Board of Directors also seeks individuals who have an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues, a history of achievement that reflects superior standards for themselves and others, a loyalty and commitment to driving the success of the Company, and an ability to take tough positions while at the same time working as a team player. In addition, the Board of Directors seeks candidates with a background that provides a portfolio of experience and knowledge commensurate with the Company’s needs.

Compensation of Directors

We are providing our independent directors $2,500 per month as compensation for services provided as a Director.

In April 2004, in connection with his agreement to serve on our Board of Directors, we granted Mr. Lozinsky a warrant to purchase 6,000,000 shares of our Common Stock, at an exercise price of $0.018 per share. 4,000,000 of the 6,000,000 shares related to prior services rendered and the remaining 2,000,000 were for future services, 1,000,000 of which vested in April 2005 and the remaining 1,000,000 in April 2006. Mr. Lozinsky subsequently resigned from our Board of Directors in May 2005. The Company expects to rely on Mr. Lozinsky for assistance with matters occurring during Mr. Lozinsky’s tenure as a Director and his understanding of the markets the Company entered while he was a Director.

Prior to his election to our Board of Directors, Mr. O’Neil had been serving on our advisory board. In connection with his service on the advisory board, in January 2004, we granted Mr. O’Neil a warrant to purchase 800,000 shares of our Common Stock, at an exercise price of $0.02 per share. Mr. O’Neil’s warrant is fully vested and exercisable.

Prior to his election to our Board of Directors, Mr. MacFarland had been serving on our advisory board. In connection with his service on the advisory board, in March 2004, we granted Mr. MacFarland an option to purchase 800,000 shares of our Common Stock, at an exercise price of $0.10 per share, of which 600,000 are fully vested. The remaining 200,000 will vest in February 2006.

In January 2005, in connection with his agreement to serve on our Board of Directors, we granted Mr. Sledge a warrant to purchase 500,000 shares of our Common Stock, at an exercise price of $0.185 per share. The warrants began vesting quarterly in January 2005, and concluding in October 2005

In April 2005 we granted each of our independent directors, Messrs. MacFarland, O’Neil and Sledge a warrant to purchase 250,000 shares of our Common Stock, at an exercise price of $0.15 per share, which warrants vest ratably from April 1, 2005 to March 31, 2006. These warrants were granted by Mr. Wright on April 20, 2005 and ratified by the Board of Directors on June 16, 2005.

As inside directors, neither Mr. Wright nor Mr. Beech receives any separate compensation for their service on our Board of Directors.

Options granted to our Directors have been priced at market based upon the closing bid price of our common stock at the time of grant.

Advisory Board

The advisory board is available to assist our CEO, at his request, with business issues where such advisory board member may have applicable expertise. The advisory board members receive options or warrants for shares of our common stock in an amount determined by discussions between our CEO and the prospective advisory board member. The options or warrants vest over time and are granted at fair market value at the time of grant.

Required Vote and Board of Directors’ Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. Abstentions and broker non−votes are not taken into account in determining the outcome of the election of directors.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2

AMENDMENT TO 2001 EQUITY PERFORMANCE PLAN
TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

During the fiscal year ended March 31, 2005, we issued 446,037 shares of Common Stock pursuant to the exercise of stock options granted under our 2001 Equity Performance Plan (the “2001 Plan”). As of July 5, 2005, 53,963 shares remain reserved for issuance under the stockholder approved 2001 Plan, not including the 29,000,000 additional shares that would be authorized if the amendment described below is approved.

Proposal

At the meeting, our stockholders will be asked to consider and vote upon a proposal to amend Mobilepro’s 2001 Plan, a copy of which is attached hereto as Exhibit B, to make available for issuance thereunder an additional 29,000,000 shares of our Common Stock, which will raise the 2001 Plan’s limit on shares that may be issued pursuant to awards granted thereunder from 1,000,000 to 30,000,000.

The Board of Directors believes that the amendment to increase the shares of Mobilepro Common Stock available for issuance under the 2001 Plan is in the best interests of Mobilepro. The primary purpose of the 2001 Plan is to provide employees of Mobilepro with a convenient means to acquire an equity interest in Mobilepro, to provide to employees incentives based on an increase in the value of Mobilepro’s Common Stock, and to provide an incentive for continued employment. The Board believes that reserving additional shares is necessary to ensure that Mobilepro can meet these goals.

Without the 29,000,000 shares that are the subject of this proposal, stockholders have previously approved a total of 1,000,000 shares of Mobilepro’s Common Stock for issuance upon the exercise of options granted under the 2001 Plan. As of July 5, 2005, a total of 796,037 shares had been purchased upon the exercise of options issued under the stockholder approved 2001 Plan, and a total of 150,000 shares of Mobilepro Common Stock were subject to outstanding options that have been granted pursuant to the stockholder approved 2001 Plan to one person, leaving 53,963 shares reserved for future stock option grants under the stockholder approved 2001 Plan. The option to purchase 150,000 shares are exercisable at a price of $0.25 per share. During fiscal year 2005, an option to purchase 150,000 shares was granted by Mobilepro to an employee and no options to purchase shares were granted directors under the stockholder approved 2001 Plan. In addition, options to purchase 100,000 shares were canceled.

Raising the 2001 Plan’s limit on shares that may be issued pursuant to awards granted thereunder from 1,000,000 to 30,000,000 could have a dilutive effect on the earnings per share, voting power and share holdings of current stockholders.

There are no current plans to issue awards under this plan.

Summary of 2001 Equity Performance Plan

The following is a summary of the principal provisions of the 2001 Plan as proposed to be amended. This summary is qualified in its entirety by reference to the full text of the 2001 Plan, which is included as Exhibit B hereto.

History. On November 1, 2001, the Board of Directors and stockholders approved the 2001 Plan under which employees, officers, directors and consultants are eligible to receive grants of stock options. In April 2004, the Board of Directors approved an increase in the number of shares reserved for issuance under the 2001 Plan to 6,000,000. On June 16, 2005, the Board of Directors approved a further increase in the number of shares reserved for issuance under the 2001 Plan to 30,000,000.

Administration. Mobilepro’s Compensation Committee currently administers the 2001 Plan. The Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to interpret the provisions of the 2001 Plan and of any awards granted thereunder and to modify awards granted under the 2001 Plan. The Committee may not, however, reprice options issued under the 2001 Plan without prior approval of the Company’s stockholders.

Eligibility. The 2001 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of Mobilepro or of any parent, subsidiary or affiliate of Mobilepro as the Committee may determine. As of May 27, 2005, approximately 270 people were eligible to participate in the 2001 Plan. Over the term of the 2001 Plan, none of our named executive officers or directors have been granted options to purchase shares of Common Stock under the 2001 Plan. Over the term of the stockholder approved 2001 Plan, current employees as a group have been granted options to purchase 500,000 shares. No person will be eligible to receive more than 2,000,000 shares in any calendar year pursuant to the grant of awards under the 2001 Plan. A person may be granted more than one award under the 2001 Plan.

Shares that are subject to issuance upon exercise of an option under the 2001 Plan but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award granted under the 2001 Plan but are forfeited or repurchased by Mobilepro at the original issue price, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2001 Plan.

Terms of Options. The Committee determines many of the terms and conditions of each option granted under the 2001 Plan, including whether the option is to be an incentive stock option (“ISO”) or a non-qualified stock option (“NQSO”), the number of shares for which the option will be granted, and the exercise price of the option and the periods during which the option may be exercised. Each option is evidenced by a stock option agreement in such form as the Committee approves and is subject to the following conditions (as described in further detail in the 2001 Plan):

(a) Vesting and Exercisability: Options and restricted shares become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Committee in its discretion and as set forth in the related stock option or restricted stock agreement. The term of each option is also set by the Committee. However, no option may be exercisable after ten years from the date of grant, and no ISO granted to a 10% stockholder can be exercisable after five years from the date of grant.

(b) Exercise Price: Each stock option agreement states the related option exercise price, which may not be less than 100% of the fair market value of the shares of Mobilepro Common Stock on the date of the grant. The exercise price of an ISO granted to a 10% stockholder may not be less than 110% of the fair market value of shares of Mobilepro Common Stock on the date of grant. The exercise price for non-employee director option grants may not be less than 100% of the fair market value of the shares of Mobilepro Common Stock on the date of grant. On July 5, 2005, the fair market value of Mobilepro’s Common Stock was $0.34 (or an aggregate market value of $69,347) for all shares subject to issuance under options authorized for issuance pursuant to the 2001 Plan).

(c) Method of Exercise: The option exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in a number of other forms of consideration.

(d) Recapitalization; Change of Control: The number of shares subject to any award, and the number of shares issuable under the 2001 Plan, are subject to proportionate adjustment in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change relating to the capital structure of Mobilepro without consideration. In the event of a dissolution or liquidation of Mobilepro, a merger or consolidation in which Mobilepro does not survive (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the corporation and the options granted are assumed, converted or replaced by the successor corporation), a merger in which Mobilepro is the surviving corporation, but after which the stockholders of Mobilepro cease to own an equity interest in Mobilepro, a sale of all or substantially all of Mobilepro’s assets or any other transaction that qualifies as a “corporate transaction” under Section 424(a) of the Code, all outstanding awards may be assumed, converted or replaced by the successor corporation, or the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders; provided that option grants to non-employee directors shall accelerate and be fully vested upon such merger, consolidation or corporate transaction. In the event the Board does not authorize or otherwise approve a change of control, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2001 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such stock options and awards on the terms set forth in the 2001 Plan and the respective agreements respecting such stock options and awards.

(e) Termination of Employment: If an optionee ceases to provide services as an employee, director, consultant, independent contractor or advisor to Mobilepro, or a parent, subsidiary or affiliate of Mobilepro (except in the case of death, disability, sick leave, military leave, or any other leave of absence approved by the Committee which does not exceed 90 days, or if reinstatement upon expiration of such leave is guaranteed by law), the optionee typically has three months to exercise any then-exercisable options except as may otherwise be provided.

(f) Other Provisions: The option grant and exercise agreements authorized under the 2001 Plan, which may be different for each option, may contain such other provisions as the Committee deems advisable, including without limitation, (i) restrictions upon the exercise of the option and (ii) a right of repurchase in favor of Mobilepro to repurchase unvested shares held by an optionee upon termination of the optionee’s employment at the original purchase price.

Amendment and Termination of the 2001 Plan. The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 2001 Plan or amend the 2001 Plan in any respect; provided that the Committee may not, without approval of the stockholders, amend the 2001 Plan in a manner that requires stockholder approval.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Mobilepro of awards granted under the 2001 Plan. Tax consequences for any particular individual may be different. The participant must pay any taxes we are required to withhold at the time of the exercise or settlement.

Incentive Stock Options. No taxable income is recognized on grant of an incentive stock option nor on its exercise (unless the participant is subject to the alternative minimum tax (“AMT”)). If the participant holds the stock acquired upon exercise of an incentive stock option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the participant disposes of ISO Shares prior to the expiration of either required holding period described above (a “disqualifying disposition”), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the participant.

Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is 26% of an individual taxpayer’s alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($58,000 in case of a joint return, and $40,250 in the case of an unmarried person, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the incentive stock option, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock. A participant will not have taxable income upon grant unless he or she elects under Section 83(b) of the Code to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.

Restricted Stock Units. A participant will not be taxable upon grant or upon vesting of a restricted stock unit. Instead, he or she will be taxed upon receipt of the shares or cash value of the shares at the time that the shares or cash is distributed to the participant. The participant may not make an election under Section 83(b) of the Code with respect to any restricted stock unit.

Tax Effect on Mobilepro. We generally will be entitled to a tax deduction in connection with an award under the 2001 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four other most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2001 Plan, setting limits on the number of shares subject to awards that any individual may receive in a calendar year, and for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid. The 2001 Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

Required Vote and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote by holders of at least a majority of the shares of Mobilepro Common Stock who attend the meeting in person, or are represented at the meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

Our employees are our most valuable asset. Awards such as those provided under the 2001 Plan help us to attract, retain and motivate people whose skills and performance are critical to our success. We strongly believe that the 2001 Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

THE BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR 2001 EQUITY
PERFORMANCE  PLAN.

PROPOSAL NO. 3

AMENDMENT OF CERTIFICATE OF INCORPORATION

Our Board of Directors has unanimously approved and adopted, subject to stockholder approval, an amendment to Article Fourth of the Company’s certificate of incorporation to increase the number of authorized shares of Common Stock, par value $0.001 per share, from 600,000,000 to 1,500,000,000 and the number of shares of Preferred Stock from 5,035,245 to 20,035,425. The Board of Directors believes that the proposed amendment to the certificate of incorporation is in the best interests of Mobilepro and its stockholders. The second paragraph of Article Fourth, as it is proposed to be amended, is as follows, and the amended and restated certificate of incorporation, as it is proposed to be adopted, is attached hereto as Exhibit C:

“The total number of shares of capital stock of all classes which the Corporation shall have authority to issues is 1,525,035,425, of which 1,500,000,000 shares shall be common stock, par value $0.001 per share (“Common Stock”), 20,000,000 shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”) and 35,425 shares shall be the Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”).”

Current Use of Shares

As of July 5, 2005, there were:

•373,978,011 shares of Common Stock outstanding

• 35,378 shares of Series A Convertible Preferred Stock outstanding

• 62,957,500 shares subject to issuance upon the exercise of currently outstanding options and warrants and 53,963 shares available for grant under our 2001 Equity Performance Plan; and

• 53,652,846 shares subject to issuance upon the conversion of Mobilepro’s outstanding convertible notes.

Based upon the above figures, of the 600,000,000 shares of Common Stock currently authorized, approximately 109,322,302 shares of Common Stock remain available for other corporate purposes.

Purpose and Effect of the Proposed Amendment

The proposed increase in the number of authorized shares of Common Stock and Preferred Stock is necessary in order to provide us with the flexibility to issue shares for general corporate purposes that may be identified in the future including, but not limited to, funding the acquisition of other companies, raising equity capital through the issuance of shares of Common Stock, Preferred Stock or debt or equity securities convertible or exercisable into shares of Common Stock, or in the case of Common Stock, adopting additional employee benefit plans or reserving additional shares for issuance under existing plans. Additionally, while we currently have 250,000,000 shares of Common Stock registered for use in connection with our Standby Equity Distribution Agreement (“SEDA”) with Cornell Capital Partners, L.P., in the event that such number of shares was not sufficient to fully utilize the $100 million available under the SEDA we may use some of the shares of Common Stock available pursuant to the proposed increase to our authorized number of shares. No additional action or authorization by stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our Common Stock is then listed or quoted. Examples of circumstances in which further stockholder authorization generally would be required for issuance of such additional shares include (a) transactions that would result in a change of control of Mobilepro, and (b) adoption of, increases in shares available under, or material changes to equity compensation plans. We have no current plans, proposals or arrangements to engage in any corporate transactions that would require the issuance of the additional shares being authorized pursuant to this proposal.

The additional authorized shares would become part of the existing class of Common Stock or Preferred Stock, and the amendment would not affect the terms of the outstanding Common Stock and Preferred Stock or the rights of the holders of the Common Stock and Preferred Stock. Mobilepro stockholders do not have preemptive rights with respect to our Common Stock or Preferred Stock. Should the Board of Directors elect to issue additional shares of Common Stock or Preferred Stock, existing stockholders would not have any preferential rights to purchase such shares. Therefore, additional issuances of Common Stock could have a dilutive effect on the earnings per share, voting power and share holdings of current stockholders.

Anti−takeover Provisions

We are not introducing this proposal with the intent that it be utilized as a type of anti−takeover device. However, this action could, under certain circumstances, have an anti−takeover effect. For example, in the event of a hostile attempt to acquire control of Mobilepro, we could seek to impede the attempt by issuing shares of Common Stock, which would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of Mobilepro. Further, we could issue additional shares in a manner that would impede the efforts of stockholders to elect directors other than those nominated by the then−current Board of Directors. These potential effects of the proposed increase in the number of authorized shares could limit the opportunity for Mobilepro stockholders to dispose of their shares at the higher price generally available in takeover attempts or to elect directors of their choice.

The following is a description of other anti−takeover provisions in our charter documents and other agreements. We have no current plans or proposals to enter into any other arrangement that could have material anti−takeover consequences.

Certificate of Incorporation and Bylaws. Other provisions of Mobilepro’s certificate of incorporation and bylaws may have the effect of deterring unsolicited attempts to acquire a controlling interest in Mobilepro or impeding changes in our management including the fact that, as a Delaware corporation, we are subject to Section 203 of the Delaware General Corporation Law, which may deter certain unsolicited attempts to acquire control of us. Additionally, we may issue the unissued authorized preferred stock in one or more series having the rights, privileges, and limitations, including voting rights, conversion rights, liquidation preferences, dividend rights and redemption rights, as may, from time to time, be determined by the Board of Directors. Preferred stock may be issued in the future in connection with acquisitions, financings, or other matters, as the Board of Directors deems appropriate. In the event that we determine to issue any shares of preferred stock, a certificate of designation containing the rights, privileges, and limitations of this series of preferred stock will be filed with the Secretary of State of the State of Delaware. The effect of this preferred stock designation power is that our Board of Directors alone, subject to Federal securities laws, applicable blue sky laws, and Delaware law, may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control of Mobilepro without further action by our stockholders, and may adversely affect the voting and other rights of the holders of our Common Stock.

Our certificate of incorporation does not provide our stockholders with cumulative voting rights. Our bylaws provide that only our President, our Board of Directors and the Chairman of our Board of Directors may call a special meeting of stockholders.

We are not aware of any attempt to take control of Mobilepro and are not presenting this proposal with the intent that it be utilized as a type of anti−takeover device. The proposal is being made at this time to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

Required Vote and Board of Directors Recommendation

Approval of this proposal requires the affirmative vote by holders of at least a majority of shares of Mobilepro Common Stock outstanding on the record date. Abstentions and broker non−votes will have the effect of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Bagell, Josephs & Company, L.L.C. as the independent registered public accounting firm to perform the audit of our financial statements for our fiscal year ending March 31, 2006, and our stockholders are being asked to ratify the Audit Committee’s selection. We have engaged Bagell, Josephs & Company, L.L.C. as our independent registered public accounting firm since 2002. Representatives of Bagell, Josephs & Company, L.L.C. are expected to be present at the meeting, have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

Fees

The following represents fees estimated and billed by Bagell, Josephs & Company, L.L.C. and affiliated entities (collectively, “Bagell Josephs”) for professional services provided in connection with the audit of our annual financial statements for fiscal years 2004 and 2005. In addition, in accordance with the SEC’s guidelines, we have itemized tax related and other fees paid to Bagell Josephs during fiscal years 2004 and 2005.

	2005	2004
Audit Fees	$32,500	$25,238
Audit Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$110,000	$18,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the quarterly consolidated financial statements and services that are normally provided by Bagell Josephs, in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above, including the two year audit and review of the stub period and proforma financial information of the target companies we acquired during fiscal years 2004 and 2005.

Audit Committee Pre−Approval Policies and Procedures

The Audit Committee of the Board of Directors has established a policy for approving any non−audit services to be performed by our independent registered public accounting firm, currently Bagell Josephs. The Audit Committee requires advance review and approval of all proposed non−audit services that we wish to be performed by the independent registered public accounting firm. Occasionally, the Audit Committee chairperson pre−approves certain non−audit related fees and the entire Audit Committee ratifies the chairperson’s pre−approval in a subsequent Audit Committee meeting, in accordance with SEC requirements. In fiscal 2005, the Audit Committee followed these guidelines in approving all services rendered by Bagell Josephs.

Required Vote and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote by holders of at least a majority of the shares of Mobilepro common stock who attend the meeting in person, or are represented at the meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE APPOINTMENT OF BAGELL, JOSEPHS & COMPANY, L.L.C.

PROPOSAL NO. 5

APPROVAL TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO AUGUST 31, 2005 T0 PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT AN INSUFFICIENT NUMBER OF SHARES IS PRESENT IN PERSON OR BY PROXY TO APPROVE THE PROPOSALS PRESENTED AT THE ANNUAL MEETING.

We are also asking you to approve the adjournment or postponement of the Annual Meeting to August 31, 2005 to permit further solicitation of proxies in the event that an insufficient number of shares is present in person or by proxy to approve the proposals presented at the Annual Meeting.

Pursuant to Delaware law, the holders of a majority of the outstanding shares of common stock of the Company are required to approve the amendment to the certificate of incorporation. It is rare for a company to achieve 100% stockholder participation at an annual meeting of stockholders, and only a majority of the holders of the outstanding shares of common stock of the Company are required to be represented at the meeting, in person or by proxy, for a quorum to be present. In the event that stockholder participation at the annual meeting is lower than expected, the Company would like the flexibility to adjourn or postpone the meeting in order to attempt to secure broader stockholder participation in the decision to approve the amendment to the certificate of incorporation.

Required Vote and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote by holders of at least a majority of the shares of Mobilepro common stock who attend the meeting in person, or are represented at the meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR”
APPROVAL TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO AUGUST 31, 2005 TO
PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THAT AN INSUFFICIENT
NUMBER OF SHARES IS PRESENT IN PERSON OR BY PROXY TO APPROVE THE PROPOSALS
PRESENTED AT THE ANNUAL MEETING.

PRINCIPAL STOCKHOLDERS

The following table shows the amount of our capital stock beneficially owned by the directors and executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group as of May 27, 2005. As of May 27, 2005, other than the directors and executive officers (including Daniel Lozinsky, one of our former directors), no person owned beneficially more than five percent (5%) of our Common Stock. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of May 27, 2005, we had 361,018,011 shares of Common Stock outstanding. The address for each of the individuals listed in the table below is c/o Mobilepro Corp., 6701 Democracy Blvd., Suite 300, Bethesda, MD 20817.

		Shares
		Beneficially	Percent
Name and Address	Title of Class	Owned (1)	of Class(1)
Daniel Lozinsky	Common	22,083,122	6.1%
Jay O. Wright	Common	13,088,561	3.6%
Kurt Gordon	Common	5,250,000	1.5%
Geoffrey B. Amend	Common	570,652	*
John Dumbleton	Common	1,000,000	*
Jack W. Beech	Common	9,308,863	2.6%
Tom Mazerski	Common	2,392,202	*
Tammy Martin	Common	343,750	*
Bruce Sanguinetti	Common	1,750,000	*
Chris MacFarland	Common	462,499	*
Michael G. O’Neil	Common	862,499	*
Don Sledge	Common	437,499	*
Officers and Directors as a Group (11 Persons)	Common	35,466,525	10%
_______________________
* Less than 1%.

(1) Applicable percentage of ownership is based on 361,018,011 shares of Common Stock outstanding as of May 27, 2005, together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of May 27, 2005 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended March 31, 2005, 2004 and 2003, paid to our most highly compensated executive officers.

Summary Compensation Table

	Annual Compensation					Long Term Compensation
Name and Principal Position	Year	Salary(1)	Paid Bonus	Deferred Bonus(2)	Total Bonus	Securities Underlying Options	All Other Compensation

Jay O. Wright	2005	$179,000	$317,150	$649,062	$966,212	15,182,500	--
Chief Executive Officer and	2004	$45,500	$17,990	--	$17,990	--	--
President	2003	--	--	--	--	--	--

Kurt Gordon	2005	$174,000	$297,150	$649,062	$946,212	--	--
Chief Financial Officer	2004	$13,000	$10,000	--	$10,000	6,500,000	--
	2003	--	--	--	--	--	--

Jack W. Beech	2005	$145,360	$25,708	$99,292	$125,000	--	--
President, DFW Internet	2004	$36,340	$125,000	--	$125,000	--	--
Services, Inc.	2003	--	--	--	--	--	--

Geoffrey B. Amend	2005	$56,250	--	--	--	2,000,000	--
General Counsel	2004	--	--	--	--	--	--
	2003	--	--	--	--	--	--

Tom Mazerski	2005	$83,077	--	--	--	500,000	--
Chief Executive Officer	2004	--	--	--	--	--	--
CloseCall America, Inc.	2003	--	--	--	--	--	--

Tammy Martin	2005	$68,069	--	--	--	--	--
Chief Executive Officer	2004	--	--	--	--	--	--
Davel Communications, Inc.	2003	--	--	--	--	--	--

Bruce Sanguinetti	2005	$45,000	--	--	--	3,000,000	--
Chief Executive Officer and	2004	--	--	--	--	--	--
President, NeoReach, Inc.	2003	--	--	--	--	--	--

John Dumbleton	2005	$37,500	--	--	--	2,000,000	--
Executive Vice President of	2004	--	--	--	--	--	--
Sales and Business Development	2003	--	--	--	--	--	--

_______________________

(1)
Mr. Wright, Mr. Gordon and Mr. Beech, each joined our Company during the fiscal year ended March 31, 2004. Mr. Amend, Mr. Mazerski, Mr. Sanguinetti and Ms. Martin, each joined our Company during the fiscal year ended March 31, 2005. A description of each officer’s compensation package is provided below.

(2)
Mr. Wright and Mr. Gordon each agreed to defer $649,062 in bonus compensation payable to each of them during the fiscal year ending March 31, 2005, for bonuses earned under the terms of their respective employment agreements. Mr. Wright and Mr. Gordon were paid bonuses of $317,150 and $297,150, respectively, during the fiscal year ended March 31, 2005.

Summary of Employment and Consulting Arrangements

Jay O. Wright: Mr. Jay O. Wright joined us in December 2003 as Chief Executive Officer. Mr. Wright was paid a base salary of $180,000 in calendar year 2004 and was eligible to receive a bonus equal to 1% of the revenues for the most recent 12 month period of each acquisition made by the Company during his employment period. The 1% bonus was due and payable on the next payroll processing date following the closing of each acquisition. There were a total of 12 acquisitions in fiscal year ending March 31, 2005, which resulted in the executive earning 1% bonuses totaling $966,212. The Company paid $317,150 of the earned bonuses during the fiscal year and deferred $649,062 as a result of assisting the Company with its cash flow requirements. Mr. Wright also received warrants to purchase 15,182,500 shares of our Common Stock at an exercise price of $0.018 per share upon the execution of his initial employment agreement. The warrants became exercisable as to 3,682,500 shares on April 15, 2004 and as to an additional 4,300,000 shares upon the Company achieving a market a $25 million market cap for ten (10) consecutive trading days and a price per share of not less than $0.07, which has occurred. The remaining 7,200,000 shares began vesting ratably on May 15, 2004 in an amount of 300,000 shares on that date and each month thereafter until April 15, 2006. Subsequent to year-end March 31, 2005, Mr. Wright’s employment agreement was amended to, among other things, extend his employment period to December 31, 2007. Mr. Wright’s base salary has been increased to $210,000 for calendar year 2005, $240,000 for calendar year 2006 and $270,000 for calendar year 2007. The terms of the new employment agreement eliminate the payment of bonuses as a result of the closing of an acquisition. Mr. Wright is now eligible to receive up to $240,000 in bonuses tied to certain deliverables and profitability, including $90,000 for the refinance of the $15,200,000 promissory note issued to Airlie Opportunity Master Fund, Ltd., and up to $150,000 according to following percentages: 35% for achieving the profit projected in Company’s 2006 budget, 20% for obtaining a NASDAQ listing (SmallCap or National Market) or AMEX listing (at Board’s discretion), 15% for achieving the Company’s 2006 projected revenue as set forth in its 2006 budget, and 30% at the discretion of the Board of Directors. In connection with the execution of the new employment agreement, Mr. Wright also received additional warrants to purchase 5,000,000 shares of our Common Stock at an exercise price of $0.22 per share, which warrants vest ratably from April 1, 2005 to December 31, 2007.

Kurt Gordon: Mr. Kurt Gordon joined us in February 2004 as Chief Financial Officer. Mr. Gordon was paid a base salary of $156,000 in calendar year 2004 and was eligible to receive a bonus equal to 1% of the revenues for the most recent 12 month period of each acquisition made by the Company during his employment period. The 1% bonus was due and payable on the next payroll processing date following the closing of each acquisition. There were a total of 12 acquisitions in fiscal year ending March 31, 2005, which resulted in the executive earning 1% bonuses totaling $946,212. The Company paid $297,150 of the earned bonuses during the fiscal year and deferred $649,062 as a result of assisting the Company with its cash flow requirements. Mr. Gordon also received a warrant to purchase up to 6,500,000 shares of Common Stock at an exercise price of $0.018 per share upon the execution of his employment agreement. The warrant became exercisable as to 500,000 shares on March 1, 2004 and as to an additional 2,250,000 shares upon the Company achieving a market a $25 million market cap for ten (10) consecutive trading days and a price per share of not less than $0.07, which has occurred. The remaining 3,750,000 shares began vesting ratably on March 1, 2004 as to 156,250 shares and each month thereafter until February 1, 2006. Effective April 1, 2005, Mr. Gordon’s employment agreement was amended to, among other things, extend his employment period to March 31, 2006. The terms of the new employment agreement eliminate the payment of bonuses as a result of the closing of an acquisition. Mr. Gordon’s base salary was increased to $210,000 per year. Mr. Gordon is eligible to receive $140,000 in bonuses tied to certain deliverables and profitability. In connection with the execution of the new employment agreement, Mr. Gordon also received additional warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.22 per share, which warrants vest ratably from April 1, 2005 to March 31, 2006. These warrants were granted by Mr. Wright on April 20, 2005 and ratified by the Board of Directors on June 16, 2005.

Jack Beech: Mr. Jack Beech joined us in January 2004 as President of our subsidiary DFW Internet Services, Inc. Mr. Beech’s services to our Company are provided under the terms of a Consulting Agreement by and among the Company, DFW Internet Services, Inc., Beech Holdings, Inc. (“BHI”) and Mr. Beech. Through BHI, Mr. Beech is paid an annual consulting fee of $145,360.65 and is eligible to additional fees of up to $125,000 annually for the first three years of BHI’s engagement by the Company. Mr. Beech is also eligible to receive annual bonuses as the Board may determine from time to time. BHI was paid a $125,000 bonus in January 2004 and $25,708 in January 2005. BHI agreed to a deferral of $99,292 in bonus compensation payable in January 2005 under the terms of the above referenced Consulting Agreement.

Geoffrey B. Amend: Mr. Geoffrey B. Amend joined us in November 2004 as General Counsel. Mr. Amend is paid a base salary of $150,000 per year and is eligible to receive a bonus equal to 1.0% of the Company’s EBITDA for each fiscal year, but no greater than $90,000 for any 12-month period. Mr. Amend also received a warrant to purchase up to 2,000,000 shares of our Common Stock, which warrants are exercisable at price of $0.20 per share. The warrants began vesting ratably over twenty-four months on December 1, 2004. Subsequent to year end March 31, 2005, Mr. Amend’s employment agreement was amended to, among other things, extend his employment period to March 31, 2007 and increase his base salary to $180,000 per year. In connection with the execution of the new employment agreement, Mr. Amend also received additional warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.15 per share. The warrants vest ratably from April 20, 2005 to March 31, 2007. These warrants were granted by Mr. Wright on April 20, 2005 and ratified by the Board of Directors on June 16, 2005.

Tom Mazerski:  Mr. Tom Mazerski joined us in October 2004 as Chief Executive Officer of our subsidiary CloseCall America, Inc. Mr. Mazerski is paid a base salary of $180,000 per year and is eligible to receive a bonus equal to 2.5% of Adjusted EBITDA from all Telco Operations. Mr. Mazerski also received an option to purchase up to 500,000 shares of Common Stock at an exercise price of $0.225 per share. Those options were subsequently reclassified as warrants to purchase Common Stock. Two Hundred Fifty Thousand (250,000) warrants to purchase our Common Stock vest ratably over the twenty-four months following the execution of the employment agreement and the remaining warrants vest upon Mobilepro’s Telco Operations reaching $5,000,000 in Adjusted EBITDA. In April 2005, we granted Mr. Mazerski additional warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.15 per share that vest ratably from April 20, 2005 to October 15, 2006.

Tammy Martin:  Ms. Tammy Martin joined us in November 2004 as General Counsel of our subsidiary Davel Communications, Inc. Ms. Martin is paid a base salary of $186,295 per year and an annual car allowance of $8,400. In May 2005, Ms. Martin was promoted to Chief Executive Officer of Davel Communications, Inc. Ms. Martin also received warrants to purchase 1,500,000 shares of our Common Stock at an exercise price of $0.15 per share that vest ratably from April 20, 2005 to March 31, 2006.

Bruce Sanguinetti: Mr. Bruce Sanguinetti joined us in January 2005 as President and Chief Executive Officer of our subsidiary NeoReach, Inc. Mr. Sanguinetti is paid a base salary of $180,000 per year and is eligible to receive a bonus on terms and conditions to be mutually agreed upon by Mr. Sanguinetti and the Company. Such annual bonus will be targeted to achieve between 25% and 150% of Mr. Sanguinetti’s base salary. Mr. Sanguinetti also received a warrant to purchase up to 3,000,000 shares of Common Stock at an exercise price of $0.16 per share. The warrants vest ratably over the initial twelve months of his employment.

John Dumbleton:  Mr. John Dumbelton joined us in January 2005 as our Vice President of Sales and Business Development. Mr. Dumbleton is paid a base salary of $180,000 per year and is eligible to receive a bonus on terms and conditions to be mutually agreed upon by Mr. Dumbleton and the Company. Mr. Dumbleton also received a warrant to purchase up to 2,000,000 shares of Common Stock at an exercise price of $0.17 per share. The warrants vest ratably over the initial twelve months of his employment.

Option/SAR Grants in Last Fiscal Year
(Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise of Base Price ($/Sh)	Expiration Date
Jay O. Wright (1)	15,182,500	53.6%	$0.018	4/15/14
Kurt Gordon	0	N/A	N/A	N/A
Jack W. Beech	0	N/A	N/A	N/A
Geoffrey Amend (1)	2,000,000	7.1%	$0.20	11/1/14
John Dumbleton (1)	2,000,000	7.1%	$0.17	1/17/15
Tom Mazerski (1)	500,000	1.8%	$0.225	10/18/14
Tammy Martin	0	N/A	N/A	N/A
Bruce Sanguinetti (1)	3,000,000	10.6%	$0.16	1/1/15

(1) The vesting provisions of each of the above listed options or warrants are provided above.

Aggregated Option Exercises In Last Fiscal Year And Fiscal
Year-End Option Values

The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options and warrants as of the fiscal year ended March 31, 2005 by our executive officers listed in the Summary Compensation Table above.

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at March 31, 2005(1) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at March 31, 2005(1) Exercisable/Unexercisable
Jay O. Wright	0	$0	11,282,500 / 3,900,000	$1,714,940 / $592,800
Kurt Gordon	0	$0	4,781,250 / 1,718,750	$726,750 / $261,250
Jack W. Beech	0	$0	0 / 0	$0 / $0
Geoffrey B. Amend	0	$0	333,333 / 1,666,667	$0 / $0
John Dumbleton	0	$0	666,666 / 1,333,334	$0 / $0
Tom Mazerski	0	$0	52,083 / 447,917	$0 / $0
Tammy Martin	0	$0	0 / 0	$0 / $0
Bruce Sanguinetti	0	$0	750,000 / 2,250,000	$7,500 / $22,500
_________________________

(1)
The value of unexercised in-the-money options at fiscal year end is calculated using the last sale price of $0.17 per share as of March 31, 2005, the last trading day of fiscal year 2005 as reported on the OTC Bulletin Board.

Equity Compensation Plan Information

The following table sets forth certain information, as of March 31, 2005, concerning securities authorized for issuance under the Mobilepro 2001 Equity Performance Plan:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	150,000	$0.25	53,963
Equity compensation plans not approved by security holders (2)	62,807,500	$0.119	N/A
Total	62,957,500	$0.119	N/A

(1) Includes 1,000,000 shares available for issuance under Mobilepro’s 2001 Equity Performance Plan, or Plan, all of which may be issued as stock options, restricted stock or stock bonuses. In April 2004, the Board approved an increase in the number of shares available for issuance under the Plan. That increase has not yet been submitted to the Company stockholders.
(2) Includes options to purchase 1,575,000 shares and warrants to purchase 61,232,500 shares outstanding as of March 31, 2005 that were issued by Mobilepro under non-plan options and warrants.

Mobilepro Non-Plan Option and Warrant Grants

We currently have one option grant outstanding which was granted to an employee under our 2001 Equity Performance Plan. The remaining options and warrants outstanding were granted to individuals outside of any equity compensation plan adopted by us (“Non-Plan Grants”). As of March 31, 2005, of these Non-Plan Grants, warrants to purchase 4,650,000 shares were held by members of our advisory board and warrants to purchase 28,682,500 shares were held by executive officers of Mobilepro. Warrants to purchase 27,900,000 shares were held by other individuals. Such Non-Plan Grants were made pursuant to the terms of option or warrant agreements, as applicable, with each such grant authorized by the Board of Directors of Mobilepro. The Non-Plan Grants have not been approved by our stockholders.

REPORT OF THE AUDIT COMMITTEE

The following is the Report of the Audit Committee with respect to our audited financial statements for our fiscal year ended March 31, 2005. The material in this report is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any filings.

The Audit Committee's purpose is, among other things, to assist the board of directors in its oversight of our financial accounting, reporting and controls. The board of directors has determined that all three members of the committee are "independent" as defined by the listing standards of The Nasdaq Stock Market. The committee operates under a charter, which was formally adopted by the board of directors in June 2005. This charter is available on our website at www.mobileprocorp.com and is also available in Exhibit A to this proxy statement. The Audit Committee has reviewed and discussed our consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. Furthermore, the Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee also discussed with the independent registered public accounting firm that firm's independence and whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to in its charter, the Audit Committee recommended to the board of directors (and the board approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005.

AUDIT COMMITTEE
Michael G. O'Neil, Chair
Chris MacFarland
Don Sledge

RELATED PARTY TRANSACTIONS

We granted warrants to purchase our Common Stock to certain of our directors prior to their appointment to our Board of Directors in connection with their service as members of our advisory board. We subsequently provided additional grants to our directors in connection with their service as members of our Board of Directors. The terms of those grants are described in this proxy statement in our discussion of the compensation provided to our directors.

We believe that each of the above referenced transactions was made on terms no less favorable to us than could have been obtained from an unaffiliated third party. Furthermore, any future transactions between us and our officers, directors, principal stockholders or affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of our directors.

STOCKHOLDER NOMINATIONS AND PROPOSALS; DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2006 ANNUAL STOCKHOLDER MEETING

Our Certificate of Incorporation provides that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely for the 2005 annual meeting, a stockholder’s notice must have been delivered to or mailed and received by the Corporate Secretary of the Company at the principal executive offices of the Company by July 8, 2005. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Article Thirteenth and Fourteenth of our Certificate of Incorporation.

Stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and our bylaws and Certificate of Incorporation. Stockholders wishing to present a proposal at our 2006 Annual Stockholders Meeting must submit such proposal to not less than 70 days prior to the next scheduled annual meeting or if less than 70 days prior notice of the next meeting is provided to our stockholders, within 10 days of the announcement of the next annual meeting.

COMPLIANCE UNDER SECTION 16(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act and related regulations require the Company’s directors, certain officers, and any persons holding more than 10% of the Company’s Common Stock (“reporting persons”) to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established, and the Company is required to disclose in this Item 9 any failure to file by these dates during 2004.

The Company registered its securities under Section 12 of the Exchange Act on November 3, 2004. The initial reports of ownership on Form 3 were subsequently filed on December 3, 2004 by Jack W. Beech, Jr., Kurt Gordon and Jay O. Wright. Geoffrey B. Amend filed his initial report of ownership on Form 3 on December 30, 2004. Daniel Lozinsky and Kevin Kuykendall, a former director and former officer, respectively, also reported their initial ownership on Form 3 on December 3, 2004. Mr. Dumbleton was appointed as an officer on January 19, 2005. Mr. Dumbleton subsequently filed his initial report on Form 3 on February 2, 2005.

Mr. Lozinsky was late in reporting changes in ownership on Form 4 that occurred on December 23, December 23 and December 27. He reported those changes on December 30, 2004. Mr. Lozinsky was also late in reporting changes in ownership on Form 4 that occurred on December 30, 2004, January 3, 2005, January 4, 2005 and January 5, 2005. Mr. Lozinsky reported those changes on January 12, 2005. Mr. Lozinsky was late in reporting changes in ownership on Form 4 that occurred on January 7, 2005, January 10, 2005, January 11, 2005 and January 12, 2005. Mr. Lozinsky reported those changes on January 18, 2005. Mr. Lozinsky was late in reporting changes in ownership on Form 4 that occurred on January 18, 2005 and January 19, 2005. Mr. Lozinsky reported those changes on January 24, 2005.

Messrs. Amend, Gordon, MacFarland, O’Neil and Sledge were late in reporting certain warrants to purchase Common Stock, as more specifically discussed under “Compensation of Directors” and “Summary of Employment and Consulting Arrangements,” granted by Mr. Wright on April 20, 2005 and ratified by the Board of Directors on June 16, 2005. A Form 4 was filed by Mr. Amend on June 21, 2005. A Form 4 was filed by Mr. Gordon on June 21, 2005. Form 4s were filed for each of Messrs. MacFarland and Sledge on June 22, 2005 and Mr. O’Neil on June 23, 2005.

Mr. Sanguinetti was late in filing his initial ownership on Form 3. A Form 5 was filed on June 23, 2005.

Mr. Mazerski was late in filing his initial ownership on Form 3. A Form 5 was filed on June 22, 2005 to report his initial ownership and subsequent grants that would have been reported on Form 4 if the Form 3 was timely filed.
In making this disclosure, the Company has relied on written representations of reporting persons and filings made with the Commission.

OTHER BUSINESS

We know of no other matters to be submitted to the 2005 Annual Stockholders Meeting. If any other matters properly come before the 2005 Annual Stockholders Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

August 9, 2005

Whether or not you plan to attend the meeting in person, please either cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting.

EXHIBIT A

CHARTER FOR THE AUDIT COMMITTEE

MOBILEPRO CORP.
AUDIT COMMITTEE CHARTER
ADOPTED JUNE 2005
Purpose

The purpose of the Audit Committee (Committee) of the Board of Directors (Board) of Mobilepro Corp. (Company) is to:

a.	assist the Board in its oversight of: (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, (iv) the performance of the Company's internal audit function and independent auditors, and (v) the Company's management of market, credit, liquidity and other financial and operational risks;

b.
decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and

c.	prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (SEC) for inclusion in the Company's annual proxy statement.

Composition

The Committee shall consist of no fewer than three directors as determined by the Board, each of whom shall satisfy the independence requirements of Section10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002 ("2002 Act") and the rules promulgated thereunder. Each member of the Committee shall be financially literate, as determined by the Board. At least one member of the Committee shall (i) qualify as a “financial expert” within the meaning of the rules of the Securities and Exchange Commission and (ii) be “financially sophisticated” within the meaning of the rules of the 2002 Act. No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company's annual proxy statement. No member of the Committee may (except in his or her capacity as a member of the Committee, the Board or any other Board committee) receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

The Board, taking into account the views of the Chairman of the Board, shall designate one member of the Committee as its chairperson. If a Committee chairperson is not designated or present, the members of the Committee may designate a chairperson by majority vote of the Committee membership. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written or electronic consent, when deemed necessary or desirable by the Committee or its chairperson.

The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee's actions and any significant issues considered by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee

1.
To meet with the independent auditors and the Company's management and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee must meet separately with the independent auditors and the Company's management periodically, normally at least once each fiscal quarter.

2.
To decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The Committee shall monitor and evaluate the auditors' qualifications, performance and independence on an ongoing basis, and shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the auditor regarding financial reporting). In conducting such evaluations, the Committee shall:

•
At least annually, obtain and review a report by the independent auditors describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company (including information the Company determines is required to be disclosed in the Company's proxy statement as to services for audit, audit-related and other services, if any, provided to the Company and those disclosures required by Independence Standards Board Standard No. 1, as it may be modified or supplemented).

•	Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors.

•	Review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors.

•	Take into account the opinions of management.

•
Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

The Committee shall present its conclusions with respect to the independent auditors to the Board for its information at least annually.

3.
To decide whether to appoint and retain and be directly responsible for the compensation and oversight of the work of any registered public accounting firm, other than the independent auditors, engaged by the Company to perform audit, review or attest services for the Company or its consolidated entities.

4.
To obtain from the independent auditors in connection with any audit report filed with the SEC, a report relating to the Company's annual audited financial statements describing all critical accounting policies and practices to be used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences.

2

5.
To discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Controls and Procedures," and to discuss with the Company's Chief Executive Officer and Chief Financial Officer their certifications to be provided pursuant to Sections 302 and 906 of the 2002 Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and whether any significant deficiencies and material weaknesses exist in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, or any fraud has occurred, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting. The Committee shall discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

6.
To discuss with the independent auditors on at least an annual basis the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with management. Among the items the Committee will consider discussing with the independent auditors are: any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise); any communications between the audit team and the independent auditor's national office with respect to auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

7.
To discuss with management earnings press releases and to review generally the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information).

8.	To review generally with management the type and presentation of any financial information and earnings guidance provided to analysts and rating agencies.

9.	To review with management and, as appropriate, the independent auditors periodically, normally on at least an annual basis:

•	The independent auditors' annual audit scope, risk assessment and plan.

•	The form of independent auditors' report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards.

•	Comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

3

10.
To discuss with management periodically, normally on at least an annual basis, the necessity for internal audit resources to verify the adequacy of the Company’s internal controls. Internal audit resources may be provided by employees of the Company or may be provided by third-parties.

11.
To review the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and to assess compliance with these procedures.

12.
To review the policies governing the hiring by the Company of any current or former employee of the Company's independent auditors, and to assess compliance with these policies. These policies provide that no former employee of the independent auditors who was a member of the Company's audit engagement team may undertake a financial reporting oversight role at the Company within one year of the date of the commencement of procedures for a review or audit.

13.
To discuss with management periodically management's assessment of the Company's market, credit, liquidity and other financial, operational and reputational risks, and the guidelines, policies and processes for managing such risks.

14.
To monitor the Company’s compliance function, including compliance with the Company’s policies, and discuss with the Company’s General Counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with legal and regulatory requirements.

15.
To discuss with the Company's General Counsel any significant legal, compliance or regulatory matters that may have a material impact on the Company's business, financial statements or compliance policies.

16.
To discuss with management, the Company’s General Counsel and the independent auditors any correspondence with regulators or governmental agencies and any published reports, which raise issues regarding the Company’s financial statements or accounting policies.

17.
To obtain assurance from the independent auditors that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

18.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Committee Reports

The Committee shall produce the following report and evaluation and provide them to the Board:

•	Any report, including any recommendation, or other disclosures required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

•
An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

4

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board or management.

Minutes

Minutes of each meeting will be compiled by the Company’s Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by any other person designated by the Committee.

5

EXHIBIT B

2001 EQUITY PERFORMANCE PLAN

MOBILEPRO CORP.
(a Delaware corporation)

2001 Equity Performance Plan, as proposed to be amended

Section 1.     Purpose; Definitions.

1.1 Purpose. The purpose of the Mobilepro Corp. 2001 Equity Performance Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Agreement" means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

(e) "Common Stock" means the Common Stock of the Company, $0.001 par value per share.

(f) "Company" means Mobilepro Corp., a corporation organized under the laws of the State of Delaware.

(g) "Deferred Stock" means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i) "Effective Date" means the date set forth in Section 12.1, below.

(j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k) "Holder" means a person who has received an award under the Plan.

(l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as "retirement age" for any particular Holder. If no age is designated, it shall be 65.

(o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

(q) "Plan" means the Mobilepro Corp. 2001 Equity Performance Plan, as hereinafter amended from time to time.

(r) "Repurchase Value" shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s) "Restricted Stock" means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w) "Stock Reload Option" means any option granted under Section 5.3 of the Plan.

(x) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

(y) "Vest" means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.     Administration.

2.1  Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

2.2  Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options

2

and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

(e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

(g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

(h) to make payments and distributions with respect to awards (i.e., to "settle" awards) through cash payments in an amount equal to the Repurchase Value.

Notwithstanding anything contained herein to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 2,000,000 shares in the aggregate.

2.3  Interpretation of Plan.

(a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

3

Section 3.     Stock Subject to Plan.

3.1  Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 30,000,000 shares. Shares of Common Stock under the Plan ("Shares") may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2  Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4.     Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

Section 5.      Stock Options.

5.1  Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2  Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company ("10% Stockholder").

4

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the trading day immediately preceding the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that (i) the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the trading day immediately preceding the date of grant; and (ii) if the Stock Option is granted in connection with the recipient's hiring, retention, reaching an agreement (oral or written) with the Company with respect to such hiring or retention, promotion or similar event, the option exercise price may be not less than the Fair Market Value on the trading day immediately preceding the date on which the recipient is hired or retained, reached such agreement with respect to such hiring or retention, or is promoted (or similar event), if the grant of the Stock Option occurs not more than 120 days after the date of such hiring, retention, agreement, promotion or other event.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's "Immediate Family" (as defined below), or (ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which

5

these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

(f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder's employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

(i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3  Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option") and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

Section 6.      Stock Appreciation Rights.

6.1  Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6

6.2  Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.      Restricted Stock.

7.1  Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2  Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect

7

to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8.     Deferred Stock.

8.1  Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2  Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

Section 9.     Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

8

Section 10.     Accelerated Vesting and Exercisability.

10.1  Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2  Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

Section 11.     Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

Section 12.     Term of Plan.

12.1 Effective Date. The Plan shall be effective as of November 1, 2001, subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.

Section 13.     General Provisions.

13.1  Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3 Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees;

9

Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any of its Subsidiaries in violation of the Company's policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is [six] months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4  Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6  Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Arizona (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

10

13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the "Securities Act"), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market.

11

EXHIBIT C

FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION
OF
MOBILEPRO CORP.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Mobilepro Corp., a Delaware corporation (the “Corporation”), does hereby certify:

FIRST:  That the Board of Directors of the Corporation, on ________ __, 2005 pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation, as amended, of the Corporation:

RESOLVED: That the Restated Certificate of Incorporation, as amended, of the Corporation be amended by deleting the second paragraph of Article FOURTH in its entirety and replacing it in its entirety with the following:

“The total number of shares of capital stock of all classes which the Corporation shall have authority to issues is 1,525,035,425, of which 1,500,000,000 shares shall be common stock, par value $0.001 per share (“Common Stock”), 20,000,000 shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”) and 35,425 shares shall be the Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”).”

SECOND: That the stockholders of the Corporation, at the Annual Meeting of Stockholders held on August 19, 2005, duly approved said proposed Certificate of Amendment of Certificate of Incorporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its _________________, this _____ day of _____________, 200___

MOBILEPRO CORP.

By:	/s/

Title

CH1\ 4314265.5